AMENDMENT TO PARTICIPATION AGREEMENT
This AMENDMENT TO PARTICIPATION AGREEMENT, dated as of May 1, 2023 (this “Amendment”), by and among VANGUARD VARIABLE INSURANCE FUND, THE VANGUARD GROUP, INC., VANGUARD MARKETING CORPORATION and SYMETRA LIFE INSURANCE COMPANY.
WITNESSETH:
WHEREAS, the parties hereto have entered into that certain participation agreement dated as of March 14, 2007, as amended from time to time (the “Participation Agreement”), pursuant to which the Sponsor has agreed to make shares of certain Portfolios of the Fund available for purchase and redemption by certain Accounts for the Company in connection with the Company’s Variable Insurance Products and in accordance with the terms of the Participation Agreement; and
WHEREAS, the parties desire to modify the Participation Agreement in certain respects.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Capitalized terms in this Amendment not defined herein shall have the meaning ascribed to them in the Participation Agreement.
2. Amendment of Participation Agreement. The Participation Agreement is hereby amended as follows:
(a) Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A:
2. No Other Modifications. Except as specifically modified hereby, the Participation Agreement remains in full force and effect.

[Signature page to follow.]

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized representatives as of the day and year first above written.

VANGUARD VARIABLE INSURANCE FUND
By: __________________________________
Name: _______________________________

Title: ________________________________

THE VANGUARD GROUP, INC.
By: ____________________________________
Name: _________________________________
Title: __________________________________

VANGUARD MARKETING CORPORATION
By: ____________________________________
Name: __________________________________
Title: __________________________________

SYMETRA LIFE INSURANCE COMPANY
By: ____________________________________
Name: Mindi E. Work
Title: Executive Vice President

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

(Updated and effective as of May 1, 2023)

Name of Separate Account	Contracts Funded by Separate Account
Symetra Separate Account C	Symetra Focus Variable Annuity Symetra Spinnaker Variable Annuity Symetra Spinnaker Advisor Annuity Symetra Spinnaker Choice Annuity
Symetra Resource Variable Account B	Symetra True VA Symetra Spinnaker Plus Variable Annuity
Symetra Separate Account SL	Symetra Milestone Variable Universal Life Policy

Symetra Complete Variable Insurance Policy

Symetra Complete Advisor Variable Insurance Policy

Symetra Accumulator Variable Universal Life Policy

Symetra Premier Variable Universal Life Policy

AMENDMENT TO PARTICIPATION AGREEMENT
This AMENDMENT TO PARTICIPATION AGREEMENT, dated as of July 1, 2021 (this “Amendment”), by and among VANGUARD VARIABLE INSURANCE FUND, THE VANGUARD GROUP, INC., VANGUARD MARKETING CORPORATION and SYMETRA LIFE INSURANCE COMPANY.
WITNESSETH:
WHEREAS, the parties hereto have entered into that certain participation agreement dated as of March 14, 2007, as amended from time to time (the “Participation Agreement”), pursuant to which the Sponsor has agreed to make shares of certain Portfolios of the Fund available for purchase and redemption by certain Accounts for the Company in connection with the Company’s Variable Insurance Products and in accordance with the terms of the Participation Agreement; and
WHEREAS, the parties desire to modify the Participation Agreement in certain respects.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Capitalized terms in this Amendment not defined herein shall have the meaning ascribed to them in the Participation Agreement.
2. Amendment of Participation Agreement. The Participation Agreement is hereby amended as follows:
(a) Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A:
2. No Other Modifications. Except as specifically modified hereby, the Participation Agreement remains in full force and effect.

[Signature page to follow.]

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized representatives as of the day and year first above written.

VANGUARD VARIABLE INSURANCE FUND
By: __________________________________
Name: _______________________________
Title: ________________________________

THE VANGUARD GROUP, INC.
By: ____________________________________
Name: _________________________________
Title: __________________________________

VANGUARD MARKETING CORPORATION
By: ____________________________________
Name: __________________________________
Title: __________________________________

SYMETRA LIFE INSURANCE COMPANY
By: ____________________________________
Name: Jon S. Stenberg
Title: Executive Vice President

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

(Updated and effective as of July 1, 2021)

Name of Separate Account	Contracts Funded by Separate Account
Symetra Separate Account C	Symetra Focus Variable Annuity
Symetra Resource Variable Account B	Symetra True VA
Symetra Separate Account SL	Symetra Variable Universal Life w/Lapse Protection Benefit Symetra Complete Variable Insurance Policy Symetra Complete Advisor Variable Insurance Policy Symetra Accumulator Variable Universal Life Policy

AMENDMENT TO PARTICIPATION AGREEMENT
This AMENDMENT TO PARTICIPATION AGREEMENT, dated as of March 1, 2018 (this “Amendment”), by and among VANGUARD VARLIABLE INSURANCE FUND, THE VANGUARD GROUP, INC., VANGUARD MARKETING CORPORATION and SYMETRA LIFE INSURANCE COMPANY.

WITNESSETH:

WHEREAS, the parties hereto have entered into that certain participation agreement dated as of March 14, 2007, as amended from time to time (the “Participation Agreement”), pursuant to which the Sponsor has agreed to make shares of certain Portfolios of the Fund available for purchase and redemption by certain Accounts for the Company in connection with the Company’s Variable Insurance Products; and
WHEREAS, the parties desire to modify the Participation Agreement in certain respects.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:
1. Defined Terms. Unless otherwise defined or otherwise stated herein, capitalized terms in this Amendment shall have the meanings assigned in the Participation Agreement.
2. Amendment of Participation Agreement. The Participation Agreement is hereby amended as follows:
(a) The ninth Whereas clause of the Participation Agreement is deleted in its entirety and replaced with the following:
“WHEREAS, (a) the Sponsor and Benefit Trust Company (successor to State Street Bank and Trust Company) (“Benefit Trust”) have entered into a Defined Contribution Clearance & Settlement Agreement dated as of January 22, 2007 (the “Benefit Trust DCC&S Agreement”), which sets forth, among other things, certain operational provisions governing the purchase and redemption of shares of the Fund by Benefit Trust on behalf of the Accounts in connection with certain of the Variable Insurance Products (such Variable Insurance Products, the “Benefit Trust-Traded Products”) and related matters.”

(b) Section 1.1 is hereby amended and restated to read in full as follows:

“1.1 The Sponsor and the Distributor agree to sell to the Company those shares of the Portfolios of the Fund listed on Schedule B hereto (including, without limitation, by means of an exchange), in accordance with this Agreement and, with respect to all orders received by the Fund from or through Benefit Trust (whether through the National Securities Clearing Corporation’s Fund/SERV system or NETWORKING system or by any other means permitted by The Sponsor with respect to such orders), the Benefit Trust DCC&S Agreement. If the Fund receives any orders for the purchase of shares of the Portfolios directly from the Company (i.e., such that the order is received by the Sponsor (on behalf of the Fund) directly from the Company and not from or through Benefit Trust) (any such order, a “Company Direct Purchase Order”), all such Company Direct Purchase Orders shall be processed in accordance with the provisions set forth in Section 1.11 below, notwithstanding any terms of the Benefit Trust DCC&S Agreement or .”
(c) Section 1.5 is hereby amended and restated to read in full as follows:

“1.5 The Fund agrees to redeem for cash, on the Company’s (or Benefit Trust’s) request (including, without limitation, an exchange request), any full or fractional shares of the Portfolios held by an Account, in accordance with this Agreement and, with respect to all requests received by the Fund from or through Benefit Trust (whether through the National Securities Clearing Corporation’s Fund/SERV system or NETWORKING system or by any other means permitted by The Sponsor with respect to such requests), the Benefit Trust DCC&S Agreement. If the Fund receives any requests for the redemption of shares of the Portfolios directly from the Company (i.e., such that the request is received by the Sponsor (on behalf of the Fund) directly from the Company and not from or through Benefit Trust) (any such order, a “Company Direct Redemption Order” and, together with each Company Direct Purchase Order, a “Company Direct Order”), all such Company Direct Redemption Orders shall be processed in accordance with the provisions set forth in Section 1.11 below, notwithstanding any terms of the Benefit Trust DCC&S Agreement. The Fund reserves the right to suspend redemption privileges, delay delivery of redemption proceeds, or pay redemptions in kind, as disclosed in the Fund’s prospectus or statement of additional information. The Fund agrees to treat the Company like any other shareholder in similar circumstances in making these determinations.”
(d) A new Section 1.10 is inserted as follows:

“1.10 The parties acknowledge that the Company will register (or will cause Benefit Trust to register) the Vanguard Accounts in the name of the Company for benefit of each Account.”
(e) A new Section 1.10 is inserted as follows:
“1.11 Company Direct Orders.
(a) The Company acknowledges that any Company Direct Orders will be required to be submitted manually (such as by telephone or through a written letter or form of instruction (if and as permitted by the Sponsor in accordance with its then-current policies and procedures) or, if and as applicable and available for the Vanguard Accounts, in accordance with the Sponsor’s then-current policies and procedures, through the Sponsor’s institutional trading website), in accordance with, and subject to, the Sponsor’s then-current policies and procedures applicable to manual processing.
(b) In the case of any Company Direct Order received by the Fund (i.e., by the Sponsor on behalf of the Fund) from the Company on any Business Day prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) (the “market close”), the order shall be accorded a trade date on the Fund’s accounting system that is the date of receipt of the order by the Fund. In the case of any such order received by the Fund from the Company on any Business Day after the market close, the order shall be accorded a trade date on the Fund’s accounting system that is the next Business Day. “Business Day” shall mean any day on which the New York Stock Exchange (“NYSE”) is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the SEC.
(c) All Company Direct Orders shall settle in accordance with the following provisions.
(i) Purchases. The Company shall pay for purchases of Fund shares by 4:00 p.m. Eastern time on the trade date. If the Company fails to pay for a purchase of Fund shares as required by this Section 1.11, then the Sponsor shall have no obligation to process the Company Direct Purchase Order.
(ii) Redemptions. The Sponsor shall pay the redemption proceeds for any Company Direct Redemption Order by 4:00 p.m. Eastern time on the Business Day following the trade date (T+1), subject to the provisions of this Agreement regarding delayed or in-kind settlement of redemptions.
(iii) Method of Payment. Payment shall be in federal funds transmitted by wire, unless otherwise agreed by the parties with respect to one or more Company Direct Orders.
(d) The Fund shall make the daily net asset value, dividend and capital gain information for each Portfolio available on a per share basis to the Company as soon as reasonably practical after the information is calculated (normally by 6:30 p.m. Eastern time) and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time on each Business Day. Related to this obligation, the Fund shall provide a contact name or names and telephone numbers of the persons responsible for providing daily net asset value, dividend and capital gain information to the Company. In the event of an error in the computation of the Fund's net asset value per share which, in accordance with procedures adopted by the Fund's Board of Trustees consistent with views expressed by the staff of the Securities and Exchange Commission regarding appropriate error correction standards, as shall be in effect or amended from time to time, requires adjustment to transactions previously effected on behalf of an Account (a "Pricing Error"), the Sponsor shall notify the Company as soon as possible after discovery of the Pricing Error. Such notification may be oral, but shall be confirmed promptly in writing. In such event, the Sponsor shall reimburse the Fund for any loss (without taking into consideration any positive effect of such Pricing Error) and shall make appropriate adjustments to the Accounts’ accounts, which adjustments shall net the impact of individual gains and losses; this will result in either a net payment to an Account from the Sponsor (in the event of net Account losses) or from an Account to the Sponsor (in the event of net Account gains). In addition, in the event that the Pricing Error causes the Company to incur any direct costs for re-processing accounts under an Account, such as preparing and mailing revised statements, the Sponsor shall reimburse the Company for all such reasonable costs upon receipt from the Company of an invoice or other statement documenting such costs in reasonable detail.
(e) The Company will notify the Sponsor by telephone on any Business Day, not later than one hour prior to Market Close on such Business Day, if the Company becomes aware that that day’s net Company Direct Purchase or net Company Direct Redemption Order, or any individual Company Direct Purchase or Company Direct Redemption Order, for a Portfolio is expected to equal or exceed the applicable “Large Transaction Amount” for the Portfolio (as specified in Schedule C hereto), where such order is the result of an “Extraordinary Event”. For these purposes, an “Extraordinary Event” shall mean an event outside normal operations, such as a policy surrender, an entire Account (or subaccount thereof) or Variable Insurance Product moving into or out of a Portfolio, or an asset transfer or merger arising from a merger, acquisition or divestiture. The Sponsor reserves the right to refuse any purchase order, or to delay settlement of or settle in kind any redemption order, which equals or exceeds the applicable Large Transaction Amount and which the Sponsor, in its sole discretion, deems disruptive or detrimental to the applicable Portfolio. The Sponsor reserves the right to amend or revise Schedule C at any time and will provide at least 24 hours’ notice of such revision to the Company.

(f) The parties acknowledge and agree that the availability of shares of any Vanguard Fund shall be subject to the Vanguard Fund’s then-current prospectus and statement of additional information (including, but not limited to any terms and conditions therein relating to (i) the placing or processing of purchase, redemption, and exchange orders and the timing thereof; (ii) the implementation of liquidity fees and/or redemption gates, and (iii) with respect to retail money market funds (as defined in Rule 2a-7 promulgated under the Investment Company Act of 1940) (“Retail MMFs”), compliance with shareholder eligibility requirements as disclosed in the prospectus, or as otherwise required under Rule 2a-7 or as interpreted by the Securities and Exchange Commission (“SEC”) or its staff). The parties also acknowledge and agree that the availability of shares of any Vanguard Fund shall be subject to applicable federal and state laws, and applicable rules and regulations of the SEC and the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Intermediary agrees that it will, where applicable, abide by the terms and conditions of the Money Market Fund Procedures set forth in Exhibit F, as such Exhibit may be modified by Vanguard from time to time in its discretion.

3. No Other Modifications. Except as specifically modified hereby, the Participation Agreement remains in full force and effect.

IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized officers as of the day and year first above written.

VANGUARD VARIABLE INSURANCE FUND
By: __________________________________
Name: _______________________________
Title: ________________________________

THE VANGUARD GROUP, INC.
By: ____________________________________
Name: _________________________________
Title: __________________________________

VANGUARD MARKETING CORPORATION
By: ____________________________________
Name: __________________________________
Title: __________________________________

SYMETRA LIFE INSURANCE COMPANY
By: ____________________________________
Name: Daniel R. Guilbert
Title: Executive Vice President

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

(Updated and effective as of August 17, 2016)

Name of Separate Account	Contracts Funded by Separate Account	Type of Product/NSCC Number
Symetra Separate Account C	Symetra Focus Variable Annuity	BT-Traded Product/0761
Symetra Resource Variable Account B	Symetra True VA	BT-Traded Product/0761
Symetra Separate Account SL	Symetra Variable Universal Life w/Lapse Protection Benefit Symetra Complete Variable Insurance Policy Symetra Complete Advisor Variable Insurance Policy	BT-Traded Product/0761 BT-Traded Product/0761 BT-Traded Product/0761

This schedule A to the Participation Agreement dated March 14, 2007 by and among the parties identified below (as amended from time to time) is updated and effective as of March 5, 2018, and replaces all prior versions of this Schedule.

VANGUARD VARIABLE INSURANCE FUND By: Name: Title:	THE VANGUARD GROUP, INC. By: Name: Title:
VANGUARD MARKETING CORPORATION By: Name: Title:	SYMETRA LIFE INSURANCE COMPANY By: Name: Daniel R. Guilbert Title: Executive Vice President

SCHEDULE B
PORTFOLIOS
(Updated and effective as of August 17, 2016)

The following Portfolios of the Vanguard Variable Insurance Funds shall be made available as investments underlying the Variable Insurance Products:

Money Market Portfolio
Total Bond Market Index Portfolio
High-Yield Bond Portfolio
Short-Term Investment Grade Portfolio
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
Mid-Cap Index Portfolio
REIT Index Portfolio
Small Company Growth Portfolio
International Portfolio
Total Stock Market Index Portfolio
Capital Growth Portfolio
Conservative Allocation Portfolio
Moderate Allocation Portfolio

SCHEDULE C
LARGE TRANSACTION AMOUNTS

Fund Number Portfolio Large Transaction Amount
104 Money Market Portfolio $5,000,000
106 Balanced Portfolio $1,000,000
107 Equity Index Portfolio $1,000,000
108 Equity Income Portfolio $500,000
109 Growth Portfolio $250,000
110 International Portfolio $1,000,000
161 Small Company Growth Portfolio $1,000,000
257 Total Bond Market Index Portfolio $1,000,000
260 High-Yield Bond Portfolio $1,000,000
274 Short-Term Investment-Grade Portfolio $3,000,000
277 Capital Growth Portfolio $250,000
278 Diversified Value Portfolio $1,000,000
287 Total Stock Market Index Portfolio $500,000
288 Mid-Cap Index Portfolio $500,000
349 Real Estate Index Portfolio $250,000
710 Conservative Allocation Portfolio $250,000
712 Moderate Allocation Portfolio $250,000
1557 Total International Stock Market Index Portfolio $50,000*
1558 Global Bond Index Portfolio $50,000*

EXHIBIT F
MONEY MARKET FUND PROCEDURES
I. Money Market Fund Eligibility.
A. Eligibility Policies and Procedures. Exhibit D, as it may be modified by Vanguard from time to time, identifies all Retail MMFs offered by Vanguard. The Intermediary agrees that it will:
(1) adopt policies and procedures reasonably designed to limit beneficial owners of Retail MMFs to natural persons, as such terms are defined in Rule 2a-7, and as further clarified in the Rule’s adopting release and any SEC staff guidance modifying the rule, from time to time;
(2) take commercially reasonable efforts to ensure that all current and future beneficial owners of such Retail MMF shares are natural persons;
(3) maintain documentation sufficient to demonstrate that a natural person beneficially owns each Account held in a Retail MMF (Annex A sets forth the types of documentation sufficient to determine that a natural person beneficially owns an Account held in a Retail MMF);
(4) promptly redeem any Retail MMF shares of Clients or Plans who do not qualify as natural persons, or, in the event the Intermediary cannot redeem shares held by ineligible Clients or Plans, promptly notify Vanguard and comply with any requests from Vanguard relating to the involuntary redemption of such shares; and

(5) upon reasonable request of Vanguard, provide copies or a summary of the policies, procedures and internal controls required under subsection A.(1) above and information or certification as to the adequacy of such procedures and the effectiveness of their implementation, in such form as may be reasonably satisfactory to Vanguard.
B. New Accounts. The Intermediary agrees that it will provide any documentation that Vanguard may reasonably request sufficient to demonstrate that natural persons will be the beneficial owners of any Accounts to be established in a Retail MMF.
II. Liquidity Fees and Redemption Gates.

A. Notification of Fees and Gates. Vanguard will provide notice of the imposition of a liquidity fee or redemption gate by posting an announcement on Vanguard.com as well as by sending an electronic message to any operational e-mail address(es) previously provided by the Intermediary. The Intermediary shall be responsible for providing Vanguard with any updates to its operational e-mail address(es). Corrective activity, such as as-of trades and adjustments, shall not be permitted by Vanguard during the time period when a redemption gate is in effect for a Retail MMF. The following transaction types will not be impacted if a liquidity fee or redemption gate is in effect for a Retail MMF: Share class conversions; Omnibus dividend reconciliation; Omnibus short-term capital gains reconciliation; Omnibus long-term capital gains reconciliation.

B. Imposition of Liquidity Fees and Redemption Gates. The terms of the Intermediary’s existing Vanguard Fund trading agreement governing redemptions fees will dictate the party responsible for applying any liquidity fees or redemption gates imposed by a Retail MMF (i.e. if the Intermediary is responsible in the trading agreement for the assessment of redemption fees, then the Intermediary will also be responsible for applying any liquidity fees or redemption gates).

(1) If Vanguard is responsible for the application of any liquidity fees or redemption gates, then Accounts will be maintained by the Intermediary as:

(a) Non-omnibus accounts representing the holdings of a single Client or Plan of the Intermediary. For any non-omnibus Accounts representing the holdings of a single Plan, the Intermediary agrees that it will, in each case,

(i) submit separate aggregate purchase and redemption orders on behalf of each Plan for shares of such Retail MMF, without netting any purchase or exchange-in order(s) against any one or more redemption or exchange-out order(s) for such Retail MMF; and

(ii) provide, upon Vanguard’s reasonable request, information in an industry standard format separating Plan and Plan participant Orders received before and after the time when a Retail MMF imposed, lifted, or modified a liquidity fee or redemption gate.

(b) Omnibus accounts representing the holdings of multiple Clients or Plans of the Intermediary. For any omnibus accounts in a Retail MMF, the Intermediary agrees that it will, in each case,

(i) submit separate aggregate purchase and redemption orders for shares of such Retail MMF, without netting any purchase or exchange-in order(s) against any one or more redemption or exchange-out order(s) for such Retail MMF.

(ii) provide, upon Vanguard’s reasonable request, information in an industry standard format separating Client, Plan and Plan participant Orders received before and after the time when a Retail MMF imposed, lifted, or modified a liquidity fee or redemption gate.

(2) For any Accounts for which the Intermediary is responsible for applying liquidity fees or redemption gates, the Intermediary agrees to:

(a) promptly take such actions reasonably requested by a Retail MMF or Vanguard to impose, lift or modify a liquidity fee or redemption gate; and

(b) reject any redemption or exchange out Orders received during a time period that a redemption gate has been imposed by a Retail MMF.

C. Payment of Liquidity Fees. Liquidity fees shall be due and payable on the second business day following the date of the trade(s) subject to the liquidity fee (T+2). If the Intermediary is responsible for the application of liquidity fees, then on the first business day following the date of the trade(s) subject to the liquidity fee (T+1), the Intermediary will provide Vanguard with an estimate of the fees to be remitted prior to the next scheduled NAV calculation by contacting your Vanguard Client Account Management Team by email at FASRMSupport@vanguard.com.

(1) If the Intermediary is responsible for the application of liquidity fees, payment shall be made by wire pursuant to the below instructions. On the same business day as each wire transfer of liquidity fees, the Intermediary shall fax to 484-582-4853 a spreadsheet indicating the allocation of the fees remitted, which shall include the Vanguard fund/account number and dollar amount of the liquidity fee for each Vanguard fund account. Each such facsimile transmission shall include the Intermediary’s name and address, and the name and address of an Intermediary contact for purposes of any questions regarding the fees remitted.

Wire to: ABA: For credit to: Account number: For further credit to:	Wells Fargo Bank NA San Francisco, CA 121000248 Vanguard Fee Collection Account 2000032593703 Vanguard Fund and Account Number

ANNEX A
A determination that natural persons are the beneficial owners of shares held in an account may be based on any of the following circumstances.
1.Representation of Beneficial Ownership. A natural person represents, in an account application or agreement or otherwise, that he or she is the beneficial owner of shares held in an account.
2.Customer Identification Programs. The account holder has provided a Social Security number (SSN), an individual taxpayer identification number, a passport number and country of issuance, an alien identification card number, or the number and country of issuance of any other government-issued document evidencing nationality or residence and bearing a photograph or similar safeguard, pursuant to a customer identification program.
3.Social Codes. The account qualifies for a National Securities Clearing Corporation social code if it has been:
a.categorized as retail in the Money Market Fund Social Code Categorization Matrix, available at https://www.ici.org/pdf/15_ops_matrix_code.pdf, or
b.categorized as retail/institutional in such matrix and a natural person has investment power over the account.
4.Federal Tax Forms. The accountholder has provided one of following IRS forms:
a.a Form W-9 indicating the accountholder is an individual, sole proprietor, or single-member LLC and (i) the Form W-9 provides a SSN or (ii) a natural person has investment power over the account;
b.a Form W-9 indicating the accountholder is an estate or trust and (i) the Form W‑9 provides a SSN, (ii) the account is registered in the name of or otherwise for the benefit of an estate or a revocable personal trust, or (iii) a natural person is a trustee with investment power over the account; or
c.a Form W-8BEN.
5.Retirement and Other Individual Savings Plans. The account has been established by a retirement plan, savings plan, or trust in which participants, settlors, trustees, or beneficiaries who are natural persons have investment power over the underlying plan accounts. These include, without limitation:
a.participant-directed defined contribution plans under Section 3(34) of the Employee Retirement Income Security Act;
b.individual retirement accounts under Section 408 or 408A of the Internal Revenue Code (IRC);
c.simplified employee pension arrangements under Section 408(k) of the IRC;
d.simple retirement accounts under Section 408(p) of the IRC;
e.custodial accounts under Section 403(b)(7) of the IRC;
f.deferred compensation plans for government or tax-exempt organization employees under Section 457 of the IRC;
g.Keogh plans under Section 401(a) of the IRC;
h.Archer medical savings accounts under Section 220(d) of the IRC;
i.college savings plans under Section 529 of the IRC; or
j.health savings account plans under Section 223 of the IRC.
6.Escheatment Accounts. A state authority has established the account to hold the retail fund’s shares that become subject to the state’s unclaimed property or escheatment laws.
7.Other. A securities intermediary has reasonably determined that natural persons are the beneficial owners of shares held in an account based on the applicable facts and circumstances.

* Shares of these Portfolios are not to be made available in connection with variable annuity products until April 1, 2019. Until that date, shares of these Portfolios shall be made available in connection with life insurance products only.

AMENDMENT TO PARTICIPATION AGREEMENT

This AMENDMENT TO PARTICIPATION AGREEMENT dated and effective as of August 17, 2016 (this “Amendment”), by and among VANGUARD VARIABLE INSURANCE FUND, THE VANGUARD GROUP, INC., VANGUARD MARKETING CORPORATION and SYMETRA LIFE INSURANCE COMPANY.

WITNESSETH:

WHEREAS, the parties hereto have entered into a Participation Agreement dated as of March 14, 2007, as amended (the “Participation Agreement”), pursuant to which the Sponsor has agreed to make shares of certain Portfolios of the Fund available for purchase and redemption by certain Accounts of the Company in connection with the Company’s Variable Insurance Products; and

WHEREAS, the parties desire to modify the Participation Agreement in certain respects;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Participation Agreement.

2. Amendment of Participation Agreement. The Participation Agreement is hereby amended as follows:

(a) The fifth Whereas clause of the Participation Agreement is deleted in its entirety and replaced by the following:

“WHEREAS, the Company has established or will establish one or more Accounts to fund certain variable life insurance policies and/or variable annuity contracts (the “Variable Insurance Products”), which Accounts and Variable Insurance Products are registered under the 1940 Act and the 1933 Act, respectively; and”

(b) Section 2.13(c) of Article II of the Participation Agreement is deleted in its entirety and replaced with the following:

“(c) the number of Portfolios of the Fund available for investment by the Accounts will not constitute a majority of the total number of mutual funds or portfolio selections available for investment by the Accounts in any Variable Insurance Product that is a variable annuity; and”

(c) The last sentence of Section 4.1 of Article IV of the Participation Agreement is deleted in its entirety and replaced with the following:

“In connection with the identification of the Portfolios in any such material, the use of the Sponsor’s name or identification of the Portfolios shall be given no greater prominence than any other mutual fund or portfolio selection offered in a Variable Insurance Product that is a variable annuity.”

(d) Schedule A to the Participation Agreement is replaced with Schedule A attached to this Amendment.

(e) Schedule B to the Participation Agreement is replaced with Schedule B attached to this Amendment.

3. No Other Modifications. Except as specifically modified hereby, the Participation Agreement remains in full force and effect. If this Amendment conflicts in any way with the terms of the Participation Agreement, the terms of this Amendment shall control.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Amendment shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of all parties hereto. For the purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto, shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized officers as of the day and year first above written.

VANGUARD VARIABLE INSURANCE FUND

By: ____________________________________

Name: _______________________

Title: ___Secretary________________________

THE VANGUARD GROUP, INC.

By: ____________________________________

Name: _________________________________

Title: __________________________________

VANGUARD MARKETING CORPORATION

By: ____________________________________

Name: __ _______________________

Title: ___Senior Vice President______________

SYMETRA LIFE INSURANCE COMPANY
By: ____________________________________

Name: __________________________________

Title: ___________________________________

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

(Updated and effective as of August 17, 2016)

Name of Separate Account	Contracts Funded by Separate Account	Type of Product/NSCC Number
Symetra Separate Account C	Symetra Focus Variable Annuity	BT-Traded Product/0761
Symetra Resource Variable Account B	Symetra True VA	Symetra-Traded Product/4609

Symetra Separate Account SL	Symetra Variable Universal Life w/Lapse Protection Benefit	BT-Traded Product/0761
	Symetra Complete Variable Insurance Policy	BT-Traded Product/0761
	Symetra Complete Advisor Variable Insurance Policy	BT-Traded Product/0761

This Schedule A to the Participation Agreement dated March 14, 2007 by and among the parties identified below (as amended) is updated and effective as of August 17, 2016, and replaces all prior versions of this Schedule.

VANGUARD VARIABLE INSURANCE FUND THE VANGUARD GROUP, INC.

By: __________________________________ By:_____________________________

Name: ____________________ Name: _____________________________

Title: ___Secretary_____________________ Title: Principal

VANGUARD MARKETING CORPORATION SYMETRA LIFE INSURANCE COMPANY

By: __________________________________ By: ____________________________

Name: __ ____________________ Name: __________________________

Title: __Senior Vice President_____________ Title: ___________________________

SCHEDULE B

(Updated and effective as of August 17, 2016)

The following Portfolios of the Vanguard Variable Insurance Fund shall be made available as investments underlying the Variable Insurance Products, subject to the limitations set forth in Section 2.13(c) hereof:

Money Market Portfolio
Total Bond Market Index Portfolio
High-Yield Bond Portfolio
Short-Term Investment Grade Portfolio
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
Mid-Cap Index Portfolio
REIT Index Portfolio
Small Company Growth Portfolio
International Portfolio
Total Stock Market Index Portfolio
Capital Growth Portfolio
Conservative Allocation Portfolio
Moderate Allocation Portfolio

This Schedule B to the Participation Agreement dated March 14, 2007 by and among the parties identified below (as amended) is updated and effective as of August 16, 2016, and replaces all prior versions of this Schedule.

VANGUARD VARIABLE INSURANCE FUND THE VANGUARD GROUP, INC.

By: __________________________________ By: ____________________________

Name: __ ___________________ Name: _____________________________

Title: ___Secretary_____________________ Title: Principal

VANGUARD MARKETING CORPORATION SYMETRA LIFE INSURANCE COMPANY

By: __________________________________ By: ____________________________

Name: ___ ___________________ Name: _________________________

Title: __Senior Vice President_____________ Title: __________________________

AMENDMENT TO PARTICIPATION AGREEMENT

This AMENDMENT TO PARTICIPATION AGREEMENT dated and effective as of March 1, 2012 (this “Amendment”), by and among VANGUARD VARIABLE INSURANCE FUND, THE VANGUARD GROUP, INC., VANGUARD MARKETING CORPORATION and SYMETRA LIFE INSURANCE COMPANY.

WITNESSETH:

WHEREAS, the parties hereto have entered into a Participation Agreement dated as of March 14, 2007, as amended (the “Participation Agreement”), pursuant to which the Sponsor has agreed to make shares of certain Portfolios of the Fund available for purchase and redemption by certain Accounts of the Company in connection with the Company’s Variable Insurance Products; and

WHEREAS, the parties desire to modify the Participation Agreement in certain respects;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Participation Agreement.

2. Amendment of Participation Agreement. The Participation Agreement is hereby amended as follows:

(a) All references in the Participation Agreement to the National Association of Securities Dealers, Inc. and to the NASD are replaced with references to the Financial Industry Regulatory Authority, Inc. and FINRA, respectively.

(b) The ninth Whereas clause of the Participation Agreement is deleted in its entirety and replaced by the following:

“WHEREAS, (a) the Sponsor and Benefit Trust Company (successor to State Street Bank and Trust Company) (“Benefit Trust”) have entered into a Defined Contribution Clearance & Settlement Agreement dated as of January 22, 2007 (the “Benefit Trust DCC&S Agreement”), which sets forth, among other things, certain operational provisions governing the purchase and redemption of shares of the Fund by Benefit Trust on behalf of the Accounts in connection with certain of the Variable Insurance Products (such Variable Insurance Products, the “Benefit Trust-Traded Products”) and related matters; and (b) the Company and the Sponsor have entered into a Defined Contribution Clearance & Settlement Agreement dated as of March

1, 2012 (the “Symetra DCC&S Agreement”) which sets forth the operational provisions governing the purchase and redemption of shares of the Fund by the Accounts in connection with certain of the Variable Insurance Products (such Variable Insurance Products, the “Symetra-Traded Products”) and related matters;”

(c) Section 1.1 of Article I of the Participation Agreement is deleted in its entirety and replaced with the following:

“1.1 The Sponsor and the Distributor agree to (a) sell to the Company those shares of the Portfolios of the Fund listed on Schedule B which each Account orders in connection with the BT-Traded Products, in accordance with this Agreement and the applicable provisions of the Benefit Trust DCC&S Agreement and (b) sell to the Company those shares of the Portfolios of the Fund listed on Schedule B which each Account orders in connection with the Symetra-Traded Products, in accordance with this Agreement and the applicable provisions of the Symetra DCC&S Agreement. Schedule A, as it may be amended from time to time by mutual written agreement of the parties, identifies whether each Variable Insurance Product is a BT-Traded Product or a Symetra-Traded Product.”

(d) Section 1.5 of Article I of the Participation Agreement is deleted in its entirety and replaced with the following:

“1.5 The Fund agrees to redeem for cash, on the Company’s request, any full or fractional shares of the Fund held by an Account, in accordance with the relevant provisions of (a) the Benefit Trust DCC&S Agreement, where the redemption is related to a Benefit Trust-Traded Product, and (b) the Symetra DCC&S Agreement, where the redemption is related to a Symetra-Traded Product. The Fund reserves the right to suspend redemption privileges or pay redemptions in kind, as disclosed in the Fund’s prospectus or statement of additional information. The Fund agrees to treat the Company like any other shareholder in similar circumstances in making these determinations.”

(e) Schedule A to the Participation Agreement is replaced with Schedule A attached to this Amendment.

(f) Schedule B to the Participation Agreement is replaced with Schedule B attached to this Amendment.

(g) Schedule C to the Participation Agreement is replaced with Schedule C attached to this Amendment.

3. No Other Modifications. Except as specifically modified hereby, the Participation Agreement remains in full force and effect. If this Amendment conflicts in any way with the terms of the Participation Agreement, the terms of this Amendment shall control.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Amendment shall become binding when any two or more counterparts thereof, individually or taken together, bear the signatures of all parties hereto. For the purposes hereof, a facsimile copy of this Amendment, including the signature pages hereto, shall be deemed an original.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized officers as of the day and year first above written.

VANGUARD VARIABLE INSURANCE FUND

By: ____________________________________

Name: __Heidi Stam_______________________

Title: ___Secretary________________________

THE VANGUARD GROUP, INC.

By: ____________________________________

Name: _________________________________

Title: __________________________________

VANGUARD MARKETING CORPORATION

By: ____________________________________

Name: __Heidi Stam_______________________

Title: ___Senior Vice President______________

SYMETRA LIFE INSURANCE COMPANY
By: ____________________________________

Name: Daniel R. Guilbert

Title: Executive Vice President

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account	Contracts Funded by Separate Account	Type of Product/NSCC Number
Symetra Separate Account C	Symetra Focus Variable Annuity	BT-Traded Product/0761
Symetra Separate Account SL	Symetra True VA	Symetra-Traded Product/4609
	Symetra Complete Variable Insurance Policy	BT-Traded Product/0761
	Symetra Complete Advisor Variable Insurance Policy	BT-Traded Product/0761

SCHEDULE B

PORTFOLIOS

Money Market Portfolio
Total Bond Market Index Portfolio
High-Yield Bond Portfolio
Short-Term Investment Grade Portfolio
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
Mid-Cap Index Portfolio
REIT Index Portfolio
Small Company Growth Portfolio
International Portfolio
Total Stock Market Index Portfolio
Capital Growth Portfolio
Conservative Allocation Portfolio
Moderate Allocation Portfolio

SCHEDULE C

LARGE TRANSACTION AMOUNTS

Portfolio Large Transaction Amount

Money Market Portfolio $ 3,000,000
Total Bond Market Index Portfolio $750,000
High-Yield Bond Portfolio $500,000
Short-Term Investment-Grade Portfolio $1,000,000
Balanced Portfolio $1,000,000
Diversified Value Portfolio $1,000,000
Equity Income Portfolio $500,000
Equity Index Portfolio $500,000
Growth Portfolio $500,000
Mid-Cap Index Portfolio $100,000
REIT Index Portfolio $100,000
Small Company Growth Portfolio $1,000,000
International Portfolio $1,000,000
Total Stock Market Index Portfolio $500,000
Capital Growth Portfolio $250,000
Conservative Allocation Portfolio $25,000
Moderate Allocation Portfolio $25,000

AMENDMENT TO PARTICIPATION AGREEMENT

This AMENDMENT TO PARTICIPATION AGREEMENT dated as of July 10, 2007, by and among VANGUARD VARIABLE INSURANCE FUND, THE VANGUARD GROUP, INC., VANGUARD MARKETING CORPORATION and SYMETRA LIFE INSURANCE COMPANY.

WITNESSETH:

WHEREAS, the parties hereto have entered into a Participation Agreement dated as of March 14, 2007 (the “Participation Agreement”), pursuant to which the Sponsor has agreed to make shares of certain Portfolios of the Fund available for purchase and redemption by certain Accounts of the Company in connection with the Company’s Variable Insurance Products; and

WHEREAS, the parties desire to modify the Participation Agreement in certain respects;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings assigned in the Participation Agreement.

2. Amendment of Participation Agreement. The Participation Agreement is hereby amended by replacing Schedules B and C to the Participation Agreement with Schedules B and C attached to this Amendment, respectively.

3. No Other Modifications. Except as specifically modified hereby, the Participation Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on their behalf by their duly authorized officers as of the day and year first above written.

VANGUARD VARIABLE INSURANCE FUND

By: ____________________________________

Name: _________________________________

Title: __________________________________

THE VANGUARD GROUP, INC.

By: ____________________________________

Name: _________________________________

Title: __________________________________

VANGUARD MARKETING CORPORATION

By: ____________________________________

Name: _________________________________

Title: __________________________________

SYMETRA LIFE INSURANCE COMPANY

By: ____________________________________

Name: Scott Bartholomaus

Title: Vice President

SCHEDULE B

PORTFOLIOS

The following Portfolios of Vanguard Variable Insurance Fund shall be made available as investments underlying the Variable Insurance Products, subject to the limitations set forth in Section 2.13(c) hereof:

Money Market Portfolio
Short-Term Investment-Grade Portfolio
Total Bond Market Index Portfolio
High-Yield Bond Portfolio
Balanced Portfolio
Equity Income Portfolio
Diversified Value Portfolio
Total Stock Market Index Portfolio
Equity Index Portfolio

Mid-Cap Index Portfolio
Growth Portfolio
Capital Growth Portfolio
Small Company Growth Portfolio
International Portfolio
REIT Index Portfolio

SCHEDULE C

LARGE TRANSACTION AMOUNTS

Portfolio Large Transaction Amount

Money Market Portfolio $ 500,000
Short-Term Investment-Grade Portfolio 750,000
Total Bond Market Index Portfolio 200,000
High-Yield Bond Portfolio 500,000
Balanced Portfolio 1,000,000
Equity Income Portfolio 500,000
Diversified Value Portfolio 1,000,000
Total Stock Market Index Portfolio 500,000
Equity Index Portfolio 500,000
Mid-Cap Index Portfolio 100,000
Growth Portfolio 500,000
Capital Growth Portfolio 250,000
Small Company Growth Portfolio 1,000,000
International Portfolio 1,000,000
REIT Index Portfolio 100,000

PARTICIPATION AGREEMENT

Among

VANGUARD VARIABLE INSURANCE FUND

and

THE VANGUARD GROUP, INC.

and

VANGUARD MARKETING CORPORATION
and

SYMETRA LIFE INSURANCE COMPANY

THIS AGREEMENT, made and entered into as of the 14th day of March, 2007, by and among VANGUARD VARIABLE INSURANCE FUND (hereinafter the “Fund”), a Delaware business trust, THE VANGUARD GROUP, INC. (hereinafter the “Sponsor”), a Pennsylvania corporation, VANGUARD MARKETING CORPORATION (hereinafter the “Distributor”), a Pennsylvania corporation, and SYMETRA LIFE INSURANCE COMPANY (hereinafter the “Company”), a Washington corporation, on its own behalf and on behalf of each segregated asset account of the Company named in Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the “Account”).

WHEREAS, the Fund was organized to act as the investment vehicle for variable life insurance policies and variable annuity contracts to be offered by separate accounts of insurance companies which have entered into participation agreements with the Fund and the Sponsor (hereinafter “Participating Insurance Companies”); and

WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a “Portfolio,” and representing the interest in a particular managed portfolio of securities and other assets; and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the assets of each Portfolio of the Fund are managed by several entities (the “Advisers”), each of which is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities laws; and

WHEREAS, the Company has established or will establish one or more Accounts to fund certain variable annuity contracts (the “Variable Insurance Products”), which Accounts and Variable Insurance Products are registered under the 1940 Act and the 1933 Act, respectively; and

WHEREAS, each Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company, on the date shown for each Account on Schedule A hereto, to set aside and invest assets attributable to the Variable Insurance Products; and

WHEREAS, the Distributor is a wholly-owned subsidiary of the Sponsor, is registered as a broker dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member in good standing of the National Association of Securities Dealers, Inc. (the “NASD”); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares of the Portfolios on behalf of each Account to fund the Variable Insurance Products and the Sponsor is authorized to sell such shares to the Accounts at net asset value;

WHEREAS, the Sponsor and State Street Bank and Trust Company (“State Street”) have entered into a Defined Contribution Clearance & Settlement Agreement dated as of January 22, 2007 (the “State Street DCC&S Agreement”), which sets forth, among other things, certain operational provisions governing the purchase and redemption of shares of the Fund by State Street on behalf of the Accounts and related matters;

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund, the Sponsor and the Distributor agree as follows:

ARTICLE I. Sale of Fund Shares

a.The Sponsor and the Distributor agree to sell to the Company those shares of the Portfolios of the Fund listed on Schedule B which each Account orders, in accordance with the terms of this Agreement and the relevant provisions of the State Street DCC&S Agreement.

a. The Fund, subject to the provisions of Article IX of this Agreement, agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to the rules of the SEC and the Fund shall use its best efforts to calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the “Board”) may refuse to sell shares of any Portfolio to any person including, but not limited to, the Company, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board, acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio. Further, it is acknowledged and agreed that the availability of shares of the Fund shall be subject to the Fund’s then current prospectus and statement of additional information, federal and state securities laws and applicable rules and regulations of the SEC and the NASD.

1.3 The Fund and the Sponsor agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts. No shares of any Portfolio will be sold to the general public.

1.4 The Fund and the Sponsor will not sell Fund shares to any Participating Insurance Company or its separate account unless an agreement containing a provision substantially the same as Section 2.6 of Article II of this Agreement is in effect to govern such sales.

a.The Fund agrees to redeem for cash, on the Company’s request, any full or fractional shares of the Fund held by an Account, in accordance with the relevant provisions of the State Street DCC&S Agreement. The Fund reserves the right to suspend redemption privileges or pay redemptions in kind, as disclosed in the Fund’s prospectus or statement of additional information. The Fund agrees to treat the Company like any other shareholder in similar circumstances in making these determinations.

a.The Company agrees to purchase and redeem the shares of each Portfolio offered by the then current prospectus of the Fund and in accordance with the provisions of such prospectus and the accompanying statement of additional information.

a.Issuance and transfer of a Fund’s shares will be by book entry only. Stock certificates will not be issued to the Company or any Account. Shares ordered from the Fund will be recorded in an appropriate title for each Account or the appropriate subaccount of each Account. The Fund shall furnish to the Company the CUSIP number assigned to each Portfolio of the Fund identified in Schedule B hereto.

1.8 The Company hereby elects to receive all income, dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio. The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash. The Fund shall notify the Company of the number of shares so issued as payment of dividends and distributions.

1.9 Extraordinary Events. The Company is not authorized to accept as the Fund’s designee any individual purchase or redemption of shares in an amount which equals or exceeds the “Large Transaction Amount” for a Portfolio (as specified in Schedule C) where such order is the result of an “Extraordinary Event” of which the Company is aware, unless the Company has notified the Sponsor of such order as soon as practicable following the Company becoming aware of the Extraordinary Event and, with respect to purchases or redemptions of which the Company is aware as of 3:00 p.m. Eastern time on the trade date, in no event later than 3:00 p.m. Eastern time on the trade date. For these purposes, an “Extraordinary Event” shall mean an event outside normal operations such as an entire Account moving into or out of a Portfolio or an asset transfer arising from a merger, acquisition or divestiture. The Sponsor reserves the right to refuse any purchase order, or to delay settlement of any redemption order, which equals or exceeds the applicable Large Transaction Amount and results from an Extraordinary Event, which the Sponsor, in its sole discretion, deems disruptive or detrimental to the applicable Portfolio. The Sponsor reserves the right to amend or revise Schedule C at any time and will provide at least 24 hours’ advance notice of such revision to the Company.

ARTICLE II. Representations and Warranties

a.The Company represents and warrants that it is an insurance company duly organized and in good standing under applicable law; that it has legally and validly established each Account prior to any issuance or sale thereof as a segregated asset account under Section 48.18A of the Washington Insurance Code; that it has and will maintain the capacity to issue all Variable Insurance Products that may be sold; and that it is properly licensed, qualified and in good standing to sell the Variable Insurance Products in all fifty states and the District of Columbia.

a.The Company represents and warrants that the Variable Insurance Products are registered under the 1933 Act.

a.The Company represents and warrants it has registered each Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as segregated investment accounts for the Variable Insurance Products.

a.The Fund represents and warrants that Fund shares sold pursuant to this
Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Washington and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund, the Distributor, or the Sponsor.

a.The Fund represents that it is qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that it will make every effort to maintain qualification (under Subchapter M or any successor or similar provision), and that it will notify the Company immediately upon having a reasonable basis for believing that it ceased to so qualify or that it might not so qualify in the future. The Fund acknowledges that any failure to qualify as a Regulated Investment Company will eliminate the ability of the subaccounts to avail themselves of the “look through” provisions of Section 817(h) of the Code, and that as a result the Variable Insurance Products will almost certainly fail to qualify as endowment or life insurance contracts under Section 817(h) of the Code.

a.The Company represents that the Variable Insurance Products will be treated as endowment or life insurance contracts under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Sponsor immediately upon having a reasonable basis for believing that the Variable Insurance Products have ceased to be so treated or that they might not be so treated in the future.

a.The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise.

a.The Fund makes no representation as to whether any aspect of its operations
(including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund’s investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Washington and the Fund and the Sponsor represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Washington to the extent required to perform this Agreement.

a.The Distributor represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Distributor further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Washington and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

a.The Fund represents that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

a.The Sponsor represents and warrants that the Advisers to the Fund are, and the Sponsor shall use its best effort to cause the Advisers to remain, duly registered in all material respects under all applicable federal and state securities laws and to perform their obligations for the Fund in compliance in all material respects with the laws of the State of Washington and any applicable state and federal securities laws.

a.The Fund and the Sponsor represent and warrant that all of their trustees, directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage required currently by Rule 17g-1 under the 1940 Act or other applicable laws or regulations as may be promulgated from time to time. The aforesaid bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.

a.With respect to the Variable Insurance Products, which are registered under the 1933 Act, the Company represents and warrants that:

a.Symetra Securities, Inc. is the principal underwriter for each such Account and any subaccounts thereof and is a registered broker-dealer with the SEC under the 1934 Act;

a.the shares of the Portfolios of the Fund are and will continue to be the only investment securities held by the corresponding subaccounts;

a.the number of Portfolios of the Fund available for investment by the Accounts will not constitute a majority of the total number of mutual funds or portfolio selections available for investment by the Accounts in any Variable Insurance Product; and

a.with regard to each Portfolio, the Company, if permitted by law, on behalf of the corresponding subaccount, will:

a.vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

a.refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

a.The Fund represents that it will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16(c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Fund will act in accordance with the SEC’s interpretation of the requirements of Section 16(a) with respect to periodic elections of trustees and with whatever rules the SEC may promulgate with respect thereto.

ARTICLE III. Offering Documents and Reports

a.The Fund, the Sponsor or their designee shall provide the Company (at the
Sponsor’s expense) with as many copies of the Fund’s current prospectus as the Company may reasonably request. The Company shall provide a copy of the Fund’s prospectus to each Variable Insurance Product owner. If requested by the Company in lieu thereof, the Fund or the Sponsor shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund’s or the Sponsor’s expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Variable Insurance Products and the Fund’s prospectus printed together in one document (such printing to be at the Company’s expense).

a.The Fund’s prospectus shall state that the statement of additional information for the Fund is available from the Sponsor (or in the Fund’s discretion, the prospectus shall state that the statement of additional information is available from the Fund) and the Sponsor (or the Fund), at its expense, shall print and provide such statement free of charge to the Company and to any owner of a Variable Insurance Product or prospective owner who requests such statement.

a.The Fund, at its own expense, shall provide the Company with copies of its reports to shareholders, other communications to shareholders, and, if required by applicable law, proxy material, in such quantity as the Company shall reasonably require for distributing to Variable Insurance Product owners. The Fund shall provide to the Company the prospectuses and annual reports referenced in this Agreement within fifteen (15) days prior to the Company’s obligation to mail, and the Company agrees to provide the Fund with advance notice of such date. If the documents are not delivered to the Company within ten (10) days of the Company’s obligation to mail, the Fund shall reimburse the Company for any extraordinary out-of-pocket costs (including, but not limited to, overtime for printing and mailing).

ARTICLE IV. Sales Material and Information

a.The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund, its Advisers or the Sponsor is named, at least ten Business Days prior to its use. The Company may use such material in fewer than ten Business Days if it receives the written consent of the Fund or its designee. No such material shall be used if the Fund or its designee reasonably objects to such use within ten Business Days after receipt of such material. In connection with the identification of the Portfolios in any such material, the use of the Sponsor’s name or identification of the Portfolios shall be given no greater prominence than any other mutual fund or portfolio selection offered in a Variable Insurance Product.

a.The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Variable Insurance Products other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Sponsor, except with the permission of the Fund or the Sponsor or the designee of either.

a.The Fund, Sponsor, Distributor or their designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or an Account is named at least ten Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within ten Business Days after receipt of such material.

a.The Fund, the Distributor and the Sponsor shall not give any information or make any representations on behalf of the Company or concerning the Company, each Account, or the Variable Insurance Products other than the information or representations contained in a prospectus for the Variable Insurance Products, as such prospectus may be amended or supplemented from time to time, or in published reports for each Account which are in the public domain or approved by the Company for distribution to Variable Insurance Product owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.

a.The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, prior to or contemporaneously with the filing of each document with the SEC or other regulatory authorities.

a.The Company will provide to the Fund at least one complete copy of all prospectuses, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemption, requests for no-action letters, and all amendments to any of the above, that relate to the Variable Insurance Products or each Account, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities.

a.The Company and the Fund shall also each promptly inform the other of the results of any examination by the SEC (or other regulatory authorities) that relates to the Variable Insurance Products, the Fund or its shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any “deficiency letter” or other correspondence or written report regarding any such examination.

a.The Fund and the Sponsor will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Fund’s registration statement, particularly any change resulting in a change to the prospectus for any Account. The Fund and the Sponsor will cooperate with the Company so as to enable the Company to solicit voting instructions from owners of

Variable Insurance Products, to the extent a solicitation is required by applicable law, or to make changes to its prospectus in an orderly manner.

a.For purposes of this Article IV, the phrase “sales literature and other promotional material” includes, but is not limited to, sales literature (i.e., any written communication distributed or made generally available to customers, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published articles), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and prospectuses, shareholder reports, and proxy materials.

4.10 Certain Transactions and Restrictions.

(a) The Company agrees that it will provide, not later than five Business Days after receipt of a written request by the Sponsor on behalf of the Fund, the Taxpayer Identification Number of any or all Variable Insurance Product owner(s) and the amount, date, name of investment professional associated with the Variable Insurance Product owner (if any), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange transaction by such Variable Insurance Product owner(s) in an Account investing in the Fund through an account maintained by the Company during the specific period covered by the request. Unless required by applicable law, rule or regulation, the Sponsor and the Fund agree not to use the information received under this Section for marketing or any other purpose not related to (A) limiting or reducing abusive trading in shares issued by the Fund or (B) collecting purchase or redemption fees (if any).

(b) The Company agrees that it will execute written instructions from the Sponsor on behalf of the Fund, including instructions to restrict or prohibit purchases or exchanges of Fund shares in specific accounts or by or on behalf of specific Variable Insurance Product owners identified by the Fund as having engaged in transactions in Fund shares that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the Fund. Any such instructions by the Sponsor shall include the Taxpayer Identification Number or equivalent identifying number of the Variable Insurance Product owner(s) to which the instructions relate and the specific restriction(s) to be executed. The Company agrees that it will execute any such instructions as soon as reasonably practicable, but not later than five Business Days after receipt of the instructions by the Company. The parties acknowledge that the Company's ability to execute the Sponsor's instructions may be limited by certain contractual obligations contained in the Variable Insurance Products, certain rights contained in the Variable Insurance Product prospectuses, and/or applicable state insurance laws and regulations. If pursuant to any such limitation, the Company reasonably believes that it is prevented from complying with a request from the Sponsor to restrict or prohibit trading, the Company will notify the Sponsor within three days of receiving such request and will work cooperatively with the Sponsor to determine whether other actions may be taken by the Company in order to protect Fund shareholders from dilution of the value of outstanding securities issued by the Fund.

ARTICLE V. Fees and Expenses

a.The Fund and Sponsor shall pay no fee or other compensation to the Company under this Agreement. Nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Fund and or to the Accounts.

a.All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund. The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale. The Fund shall bear the fees and expenses for the cost of registration and qualification of the Fund’s shares, preparation and filing of the Fund’s prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, all taxes on the issuance or transfer of the Fund’s shares.

a.The Fund shall bear the expenses of printing, and the Company shall bear the expenses of distributing, the Fund’s prospectus to owners of Variable Insurance Products issued by the Company. The Company shall bear the expenses of distributing the Fund’s proxy materials (to the extent such proxy solicitation is required by law) and reports to owners of Variable Insurance Products.

ARTICLE VI. Diversification

a.The Fund will at all times invest money from the Variable Insurance Products in such a manner as to ensure that the Variable Insurance Products will be treated as variable contracts under the Code and the regulations issued thereunder. Without limiting the scope of the foregoing, the Fund and the Sponsor represent and warrant that each Portfolio of the Fund will meet the diversification requirements of Section 817(h) of the Code and Treasury Regulation 1.817-5, relating to the diversification requirements for endowment or life insurance contracts and any amendments or other modifications to such Section or Regulations, as if those requirements applied directly to each such Portfolio. In the event of a breach of this Article VI by the Fund, it will take all reasonable steps (a) to notify Company of such breach and (b) to adequately diversify, each Portfolio of the Fund so as to achieve compliance within the grace period afforded by Regulation 817-5.

a.The Fund and the Sponsor represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and they will maintain such qualification (under Subchapter M or any successor or similar provision).

ARTICLE VII. Indemnification

7.1 Indemnification by the Company

(a) The Company agrees to indemnify and hold harmless the Fund and each trustee of the Board and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act, the Sponsor and the Distributor (collectively, the “Indemnified Parties” for purposes of this Section 7.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Variable Insurance Products and:

a.arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Variable Insurance Products or contained in the contract or policy or sales literature for the Variable Insurance Products (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the registration statement or prospectus for the Variable Insurance Products or in the contract or policy sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable Insurance Products or the Fund shares; or

a.arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or unlawful conduct of the Company or persons under its control, with respect to the sale or distribution of the Variable Insurance Products or Fund shares; or

a.arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of the Fund (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

a.result from any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

a.arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any material breach of this Agreement by the Company;

as limited by and in accordance with the provisions of Section 7.1(b) and 7.1(c) hereof.

(b) The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Fund, whichever is applicable.

(c) The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such

Indemnified Party shall have received notice of such service on a designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action. The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Company to such a party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

(d) The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Variable Insurance Products or the operation of the Fund.

7.2 Indemnification by the Sponsor

(a) The Sponsor agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933Act (collectively, the “Indemnified Parties” for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sponsor) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Variable Insurance Products and:

a.arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Sponsor or Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Variable Insurance Products or Fund shares; or

a.arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Insurance Products not supplied by the Sponsor or persons under its control) or unlawful conduct of the Fund, the Advisers or persons under their control, with respect to the sale or distribution of the Variable Insurance Products or Fund shares; or

a.arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus or sales literature covering the Variable Insurance Products (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

a.result from any failure by the Sponsor or the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

a.arise out of or result from any material breach of any representation and/or warranty made by the Sponsor or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Sponsor or the Fund;

as limited by and in accordance with the provisions of Sections 7.2(b) and 7.2(c) hereof.

(b) The Sponsor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Accounts, whichever is applicable.

(c) The Sponsor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Sponsor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of any such service on any designated agent), but failure to notify the Sponsor of any such claim shall not relieve the Sponsor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In any case any such action is brought against the Indemnified Parties, the Sponsor will be entitled to participate, at its own expense, in the defense thereof. The Sponsor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Sponsor to such party of the Sponsor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Sponsor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by each party independently in connection with the defense thereof other than reasonable costs of investigation.

(d) The Company agrees promptly to notify the Sponsor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Variable Insurance Products or the operation of each Account.

7.3 Indemnification by the Fund

(a) The Fund agrees to indemnify and hold harmless the Company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims damages, liabilities or expenses (or action in respect thereof) or settlements resulting from the gross negligence, bad faith or willful misconduct of the Board or any member thereof, are related to the operations of the Fund and:

(i) arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

(ii) arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund;

as limited by and in accordance with the provisions of Sections 7.3(b) and 7.3(c) hereof.

(b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Sponsor or each Account, whichever is applicable.

(c) The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof. The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Fund to such party or the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party independently in connection with the defense thereof other than reasonable costs of litigation.

(d) The Company and the Sponsor agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Variable Insurance Products, with respect to the operation of an Account, or the sale or acquisition of shares of the Fund.

7.4 Indemnification by the Distributor

(a) The Distributor agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 7.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sponsor) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Variable Insurance Products and:

(i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or the Fund by or on behalf of the Company for use in the registration statement or prospectus for the Fund or in sales literature (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Variable Insurance Products or Fund shares; or

(ii) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Insurance Products not supplied by the Distributor or persons under its control) or unlawful conduct of the Fund, the Advisers or persons under their control, with respect to the sale or distribution of the Variable Insurance Products or Fund shares; or

(iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus or sales literature covering the Variable Insurance Products (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or

(iv) result from any failure by the Distributor or the Fund to provide the services and furnish the materials under the terms of this Agreement; or

(v) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor of the Fund;

as limited by and in accordance with the provisions of Sections 7.4(b) and 7.4(c) hereof.

(b) The Distributor shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company or the Accounts, whichever is applicable.

(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of any such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In any case any such action is brought against the Indemnified Parties, the Distributor will be entitled to participate, at its own expense, in the defense thereof. The Sponsor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by each party independently in connection with the defense thereof other than reasonable costs of investigation.

(d) The Company agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Variable Insurance Products or the operation of each account.

ARTICLE VIII. Applicable Law

a.This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Washington.

a.This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE IX. Termination

9.1 This Agreement shall continue in full force and effect until the first to occur of

(a) termination by any party for any reason by sixty (60) days’ advance written notice delivered to the other parties; or

(b) termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio based upon the Company’s determination that shares of such Portfolio are not reasonably available to meet the requirements of the Variable Insurance Products; or

(c) termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Variable Insurance Products issued or to be issued by the Company; or

(d) termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify (in the event of such termination, the Company shall withdraw all assets allocable to the separate accounts from the Portfolio and shall reinvest such assets in a different investment medium, including, but not limited to, another Portfolio of the Fund); or

(e) termination by the Company by written notice to the Fund and the Sponsor with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements as specified in Article VI hereof (in the event of such termination, the Company shall withdraw all assets allocable to the separate accounts from the Portfolio and shall reinvest such assets in a different investment medium, including, but not limited to, another Portfolio of the Fund); or

(f) termination by the Fund, the Sponsor, or the Distributor by written notice to the Company, if any of the Fund, the Sponsor, or the Distributor shall determine, in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, or financial condition since the date of this Agreement or is the subject of material adverse publicity; or

(g) termination by the Company by written notice to the Fund and the Sponsor, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund, the Sponsor, or the Distributor has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity.

9.2 Notwithstanding any termination of this Agreement, the Fund and the Sponsor shall, at the option of the Company, continue to make available shares of the Fund pursuant to the terms and conditions of this Agreement, for all Variable Insurance Products in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts.

9.3 The Company shall not redeem Fund shares attributable to the Variable Insurance Products (as opposed to Fund shares attributable to the Company’s assets held in the Accounts) except (a) as necessary to implement Variable Insurance Products owner initiated or approved transactions, or (b) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a “Legally Required Redemption”). Upon request, the Company will promptly furnish to the Fund and the Sponsor the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Sponsor) to the effect that any redemption pursuant to clause (b) above is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Variable Insurance Products, the Company shall not prevent owners of Variable Insurance Products from allocating payments to a Portfolio that was otherwise available under the Variable Insurance Products without first giving the Fund or the Sponsor 90 days’ notice of its intention to do so.

ARTICLE X. Notices

Any notice shall be sufficiently given when sent by registered or certified mail, overnight courier or facsimile to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund: Vanguard Variable Insurance Fund
P.O. Box 2600
Valley Forge, PA 19482
Attn: Heidi Stam

If to the Sponsor: The Vanguard Group, Inc.
P.O. Box 2600
Valley Forge, PA 19482
Attn: Heidi Stam

If to the Distributor: Vanguard Marketing Corporation

P.O. Box 2600
Valley Forge, PA 19482
Attn: Heidi Stam

If to the Company: Symetra Life Insurance Company
777 108th Ave NE
Suite 1200
Bellevue, WA 98004
` Attn: General Counsel

ARTICLE XI. Miscellaneous

a.It is understood and stipulated that neither the shareholders of any Portfolio nor the officers or trustees of the Fund shall be personally liable hereunder.

a.Subject to the requirements of the legal process and regulatory authority, the Fund, the Sponsor and the Distributor shall treat as confidential the names and addresses of the owners of the Variable Insurance Products and all information reasonably identified as confidential in writing by the Company and, except as permitted by this Agreement, shall not (unless it has obtained the express written consent of the Company) disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain.

a.The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

a.This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

a.If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

a.Each party hereto shall cooperate with each party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

a.The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

a.This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto.

a.Upon the Fund’s written request, the Company shall furnish, or cause to be furnished, to the Fund or its designee copies of the following reports:

(a) the Company’s Annual Financial Statement on Statutory Basis as soon as practical and in any event within 90 days after the end of each fiscal year; and

(b) any registration statement, prospectus or other materials distributed in connection with the sale of the Variable Insurance Products to the extent such registration statement, prospectus or other materials reference the Fund.

a.This Agreement, including any Schedule hereto, may be amended or modified only by written instrument, executed by duly authorized officers of the parties.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

VANGUARD VARIABLE INSURANCE FUND

By: ____________________________________

Name: _________________________________

Title: __________________________________

THE VANGUARD GROUP, INC.

By: ____________________________________

Name: _________________________________

Title: __________________________________

VANGUARD MARKETING CORPORATION

By: ____________________________________

Name: _________________________________

Title: __________________________________

SYMETRA LIFE INSURANCE COMPANY
By: ____________________________________

Name: Scott Bartholomaus

Title: Vice President

SCHEDULE A

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

Name of Separate Account Contracts Funded by Separate Account

Symetra Separate Account C Symetra Focus Variable Annuity

Symetra Separate Account SL Symetra Complete Variable Insurance Policy
Symetra Complete Advisor Variable Insurance Policy

SCHEDULE B

PORTFOLIOS

The following Portfolios of Vanguard Variable Insurance Fund shall be made available as investments underlying the Variable Insurance Products, subject to the limitations set forth in Section 2.13(c) hereof:

Total Bond Market Index Portfolio
High-Yield Bond Portfolio
Balanced Portfolio
Mid-Cap Index Portfolio
REIT Index Portfolio
International Portfolio
Total Stock Market Index Portfolio

SCHEDULE C

LARGE TRANSACTION AMOUNTS

Portfolio Large Transaction Amount

Total Bond Market Index Portfolio $ 200,000
High-Yield Bond Portfolio 500,000
Balanced Portfolio 1,000,000
Mid-Cap Index Portfolio 100,000
REIT Index Portfolio 100,000
International Portfolio 1,000,000
Total Stock Market Index Portfolio 500,000